UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2010
COVANTA HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-06732	95-6021257

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Lane Road Fairfeld, New Jersey	07004

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (973) 882-9000
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Ace (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On November 9, 2010, Covanta Holding Corporation issued a press release announcing the launch of an offering of senior unsecured notes and a press release announcing the commencement of a cash tender offer for any and all of its outstanding 1.00% senior convertible debentures due 2027. Copies of the press releases are attached as Exhibits 99.1 and 99.2 hereto and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired — Not Applicable.

(b)	Pro Forma Financial Information — Not Applicable.

(c)	Shell Company Transactions — Not Applicable.

(d)	Exhibits:

Exhibit No.	Exhibit

99.1	Press Release, dated November 9, 2010.

99.2	Press Release, dated November 9, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: November 9, 2010
COVANTA HOLDING CORPORATION
(Registrant)

By:	/s/ Anthony J. Orlando
	Name:	Anthony J. Orlando
	Title:	President and Chief Executive Officer

COVANTA HOLDING CORPORATION
EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated November 9, 2010.

99.2	Press Release, dated November 9, 2010